UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 14, 2024

RELIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13122	95-1142616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

16100 N. 71st Street, Suite 400

Scottsdale, Arizona 85254

(Address of principal executive offices, including zip code)

(480) 564-5700

(Registrant’s telephone number, including area code)

Reliance Steel & Aluminum Co.

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02. Results of Operations and Financial Condition.

On February 15, 2024, Reliance, Inc. (the “Company”) issued a press release announcing financial results for the quarter ended December 31, 2023.  Attached hereto as Exhibit 99.1 is a copy of the Company’s press release dated February 15, 2024 announcing the Company’s financial results for this period.

The information contained in Item 2.02 of this report and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 14, 2024, Reliance Steel & Aluminum Co. changed its corporate name to Reliance, Inc. (the “Name Change”) by filing with the Secretary of State of the State of Delaware a Certificate of Amendment (the “Certificate of Amendment”) to its Restated Certificate of Incorporation. The Board of Directors of the Company (the “Board”) approved the Name Change pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”). The Name Change does not affect the rights of the Company’s stockholders.

The Board also amended and restated the Company’s Amended and Restated Bylaws, effective as of the filing of the Certificate of Amendment, to reflect the Name Change and make certain other updates. Among other changes, the Amended and Restated Bylaws (i) update the procedures and information requirements for the nomination of persons for election to the Board and the proposal of business to be considered by stockholders, including to address matters relating to the universal proxy rules set forth in Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and (ii) to make certain other administrative, clarifying and conforming changes, including changes to reflect recent updates to the DGCL.

The Company’s common stock will continue to be traded on the New York Stock Exchange under the ticker symbol “RS” and the CUSIP number for its common stock will also remain unchanged. No action is required by stockholders in connection with the name change.

The foregoing descriptions are only a summary of the Certificate of Amendment and Amended and Restated Bylaws and are qualified in their entirety by reference to the full text of the Certificate of Amendment and Amended and Restated Bylaws, copies of which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

          Not Applicable.

(b)    Pro Forma Financial Information.

          Not Applicable.

(c)    Shell Company Transactions.

          Not Applicable.

(d)    Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Registrant’s Restated Certificate of Incorporation, effective February 14, 2024
3.2	Registrant’s Amended and Restated Bylaws
99.1	Press Release dated February 15, 2024 (included herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.

Dated: February 15, 2024	By:	/s/ Arthur Ajemyan
Arthur Ajemyan
Senior Vice President and Chief Financial Officer